PHOENIX MULTI-PORTFOLIO FUND
                     Supplement dated September 22, 1997 to
         Prospectus dated March 28, 1997 as Supplemented August 1, 1997


MANAGEMENT OF THE FUND - THE PORTFOLIO MANAGERS

The following replaces the paragraph under the heading "Bond Portfolio" on page 25 of the Prospectus.

      Mr. Timothy Heaney has served as portfolio manager of the Phoenix Tax-Exempt Bond Portfolio since September 4, 1997 and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Heaney is also the portfolio manager of Phoenix California Tax Exempt Bonds, Inc. and from March 1, 1996 to September 3, 1997, he served as co-manager. Mr. Heaney has been Vice President of the Fund and Director, Fixed Income Research of PIC and National Securities and Research Corporation since 1996. From 1995 to 1996, he was an Investment Analyst with PIC and from 1992 to 1994 he was an Investment Analyst with Phoenix Home Life.